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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
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DATE OF REPORT:   FEBRUARY 19, 2004

DATE OF EARLIEST EVENT REPORTED:    FEBRUARY 19, 2004

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                     1-12929                    36-4135495
(State or other           (Commission File Number)        (I.R.S. Employer
jurisdiction of                                        Identification Number)
 incorporation)

                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (828) 324-2200


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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

         (c)   Exhibit         Description
               -------         -----------
               99.1            CommScope, Inc. Press Release relating to
                               fourth quarter financial results, dated
                               February 19, 2004.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

     On February 19, 2004, CommScope, Inc. issued a press release relating to its financial results for the fourth quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 12 of this Current Report on Form 8-K.



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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: February 19, 2004


                                       COMMSCOPE, INC.


                                       By: /s/ Frank B. Wyatt, II
                                       ----------------------------------------
                                       Frank B. Wyatt, II
                                       Senior Vice President, General Counsel
                                       and Secretary


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                             INDEX OF EXHIBITS
                             -----------------

Exhibit No.                             Description
-----------                             -----------

99.1 CommScope, Inc. Press Release relating to fourth quarter financial results, dated February 19, 2004